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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FLUOR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 7, 2008

        The annual meeting of shareholders of Fluor Corporation will be held at Four Seasons Resort and Club, 4150 North MacArthur Boulevard, Irving, Texas, on Wednesday, May 7, 2008, at 9:00 a.m. Central Daylight Time. At the meeting, our shareholders will consider and vote on the following matters:

  1.
  The election of four Class III directors to serve until the 2011 annual meeting of shareholders and until their respective successors are elected and qualified.

  2.
  The ratification of the appointment by our Audit Committee of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2008.

  3.
  The amendment of our Certificate of Incorporation to increase the number of authorized shares of our common stock from 150,000,000 to 375,000,000.

  4.
  The approval of our 2008 Executive Performance Incentive Plan.

  5.
  Such other matters as may be properly presented at the meeting.

        All shareholders of record at the close of business on March 10, 2008 are entitled to receive notice of and to vote at the meeting. Shareholders are cordially invited to attend the meeting in person; however, regardless of whether you plan to attend the meeting in person, please complete, sign, date and promptly return the proxy card or voting instruction card enclosed with this Amended Notice. You may also authorize the voting of your shares over the Internet or by telephone as provided in the instructions set forth on the proxy card or voting instruction card enclosed. Your prompt response is necessary to ensure that your shares are represented at the meeting.

        The Supplement to Proxy Statement that accompanies this Amended Notice of Annual Meeting of Shareholders contains additional information regarding the modification of Proposal 3 to increase our authorized shares of common stock to 375,000,000 shares instead of 400,000,000 shares.

By Order of the Board of Directors

Carlos M. Hernandez Chief Legal Officer and Secretary
April 2, 2008 Irving, Texas

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 7, 2008: This Supplement, the proxy statement and the company's 2007 Annual Report to Shareholders are available at www.fluor.com/2007annualreport.

FLUOR CORPORATION

SUPPLEMENT TO PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

April 2, 2008

Dear Shareholder:

This Supplement provides updated information regarding the solicitation by the Board of Directors of Fluor Corporation (the "company" or "Fluor") of your proxy for use at the annual meeting of shareholders to be held at 9:00 a.m. Central Daylight Time on Wednesday, May 7, 2008 at Four Seasons Resort and Club, 4150 North MacArthur Boulevard, Irving, Texas, and any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in the Amended Notice of Annual Meeting of Shareholders and as described in the proxy statement dated March 14, 2008.

The Notice, proxy statement dated March 14, 2008 and related proxy and voting instruction cards were mailed on or about March 17, 2008 to all shareholders entitled to vote at the Annual Meeting. This Supplement is being mailed on or about April 3, 2008 to all shareholders entitled to vote at the Annual Meeting. Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the proxy statement remains accurate and should be considered in voting your shares.

Approval of Amendment to Certificate of Incorporation to Increase Authorized Shares

Proposal 3 in our proxy statement asks our shareholders to vote "FOR" the amendment of the Fluor Certificate of Incorporation to increase the number of authorized shares of our common stock from 150,000,000 to 400,000,000. After filing the proxy statement, our Board reconsidered the proposal and now recommends that the total number of authorized shares of common stock be increased from 150,000,000 to 375,000,000. Thus, our Board of Directors has unanimously adopted a resolution proposing and recommending that shareholders approve an amendment to Article Fourth of our Amended and Restated Certificate of Incorporation to increase (1) the total number of shares of all classes of stock which our company will have authority to issue from 170,000,000 to 395,000,000 and (2) the number of authorized shares of common stock from 150,000,000 to 375,000,000. Article Fourth of the Certificate of Incorporation is proposed to be amended and restated in its entirety to read as follows:

  "FOURTH: The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, Preferred Stock and Common Stock; the total number of shares which the Corporation shall have authority to issue is 395,000,000; the total number of shares of Preferred Stock shall be 20,000,000 and each such share shall have a par value of $.01; the total number of shares of Common Stock shall be 375,000,000 and each such share shall have a par value of $.01. Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix the voting powers, designations, powers, preferences and the relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock; and to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding)."

Additional information regarding this proposal is set forth in the proxy statement. Shareholders are encouraged to read the proxy statement and this Supplement in their entirety.

If you have not yet voted, please do so as soon as possible. If you have already returned your proxy card or voting instruction card or voted over the Internet or by telephone, you do not need to vote again unless you wish to change your vote. Votes already cast by shareholders will remain valid and will be voted at the Annual Meeting unless changed or revoked. You may change or revoke your prior vote by delivering a written notice of revocation to the Secretary of the company at any time prior to 24 hours before the commencement of the Annual Meeting, by returning a new proxy card or voting instruction card, by voting by telephone or the Internet or by voting in person at the Annual Meeting.

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AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
SUPPLEMENT TO PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS